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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                January 17, 2001

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                            ULTRA MOTORCYCLE COMPANY
               (Exact name of issuer as specified in its charter)



                                   California
                 (State or other jurisdiction of incorporation)



               0-15501                                 33-0140149
        (Commission File Number)             (IRS Employer Identification No.)


    3810 Wacker Drive, Mira Loma, CA                     91752
(Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (909) 360-2500


                               BIKERS DREAM, INC.

          (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS.

     Attached hereto as Exhibit 99.1 is a copy of a press release issued by the Registrant on January 24, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibit is provided in accordance with the provisions of
          Item 601 of Regulation S-K:

          99.1 Press Release dated January 24, 2001




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ULTRA MOTORCYCLE COMPANY



                                    By: /s/  Harold L. Collins
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                                        Harold L. Collins
                                        President and Chief Executive Officer



Dated: February 1, 2001



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